Amendment No. 3
                                      To
                           The Consolidated Edison
                             Retirement Plan for
                             Management Employees
                    ______________________________________

                           Dated as of June 1, 1997







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     Pursuant to resolutions adopted by the Board of Trustees of
Consolidated Edison Company of New York, Inc. at a meeting duly called and held on July 23, 1996, the undersigned hereby approves the amendments set forth below to The Consolidated Edison Retirement Plan for Management Employees, as heretofore amended by Amendments Nos 1 and 2 thereto:

1. Effective January 1, 1997, Paragraph 2 A is amended by the addition of the following new definitions at the end thereof:
   "The following definitions shall be effective January 1, 1997:

   "Adjusted Section 417(e)-Interest Rate-The rate of interest used in conjunction with the Section 417(e) Interest Rate in the calculation of the present value of benefits, to take account of prospective Cost of Living Adjustments, pursuant to Paragraph 24 C. It shall be determined by:

   (i) dividing the Section 417(e) Interest Rate, as determined for a Participant's Annuity Starting Date, by 100;
   (ii)     adding 1.0000 to the amount determined in clause(i);
   (iii)    dividing the amount determined in clause(ii) by the lesser of:
         (A)   the sum of:
         (I)   0.9694, plus
         (II) the product of 0.7194 and the amount determined in clause(i), or
         (B)   1.0300;
   (iv)    subtracting 1.0000 from the amount determined in clause(iii); and
   (v)     multiplying the amount determined in clause(iv) by 100;

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           provided, however, that in no event shall the Adjusted Section 417(e)
           Interest Rate exceed the Section 417(e) Interest Rate, as of any date of determination.

      "Consolidated RPA 94 Lump Sum Conversion Factors-The table of actuarial factors used to convert an immediate or deferred annuity into an actuarially equivalent lump sum. Such factors shall be based on the
      Section 417(e) Mortality Table and shall take into account the
      Section 417(e) Interest Rate for the period prior to a Participant's Normal Retirement Date and the Adjusted Section 417(e) Interest Rate for the period subsequent to the Participant's Normal Retirement Date. The enrolled actuary shall provide to the Plan Administrator tables of the Consolidated RPA 94 Lump Sum Conversion Factors determined on the basis of the Section 417(e) Interest Rate in effect in each Lookback Month."

      "Section 417(e) Interest Rate-The annual rate of interest on 30-year Treasury securities for the third month prior to the month that includes a Participant's Annuity Starting Date. For the purposes of regulations promulgated under Section 417(e) of the Code, the calendar month shall be deemed the "Stability Period" and the third month prior to the month that includes a Participant's Annuity Starting Date shall be deemed the "Lookback Month."

      "Section 417(e) Mortality Table-The mortality table prescribed by the Secretary of the Treasury, pursuant to Section 417(e)(3)(A)(ii)(I) of the Code, as in effect for the Stability Period that includes a Participant's Annuity Starting Date."

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2. Effective December 1, 1996, Paragraph 6 is amended by deleting from the caption thereof the phrase "OPTIONAL TEN YEAR CERTAIN PENSION" and by inserting in lieu thereof the new phrase "OPTIONAL TWELVE YEAR CERTAIN PENSION AND LEVEL INCOME PENSION".
3. Effective December 1, 1996, Paragraph 6 A is amended by deleting from the second sentence the phrase "Optional Ten Year Certain Pension provided below" and by inserting in lieu thereof the new phrase "Optional Twelve Year Certain Pension provided under Paragraph 6 E or Paragraph 6 F, or the Optional Joint and 100% Surviving Spouse Annuity under Paragraph 6 G".
4. Effective December 1, 1996, Paragraphs 6 D, 6 E, and 6 F are amended (i) by deleting from the caption of each such paragraph the phrase "Optional Ten Year Certain Pension" and inserting in lieu thereof the new phrase "Optional Twelve Year Certain Pension"; (ii) by deleting the phrase "ten year certain" in each place that it appears and inserting in lieu thereof the new phrase "twelve year certain"; (iii) by deleting the phrase "one hundred twenty" in each place that it appears and inserting in lieu thereof the new phrase "one hundred forty-four"; (iv) by deleting the number "120" in each place that it appears and inserting in lieu thereof the new number "144"; and (v) by deleting the phrase "ten years" in each place that it appears and inserting in lieu thereof the new phrase "twelve years".
5. Effective December 1, 1996, Paragraph 6 is amended by adding at the end thereof the following new Paragraphs 6 G and 6 H.

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      "G.   Optional Joint and 100% Surviving Spouse Annuity
            "(i) A Participant who is married may elect to receive his Pension in the form of a Joint and 100% Spouse Annuity and may further elect that the Joint and 100% Surviving Spouse Annuity include a Pop-Up Feature. Such election must be made not less than 30 days nor more than 90 days prior to the Participant's Annuity Starting Date and must be in writing on a form furnished by and filed with the Plan Administrator.
            "(ii) If a  Participant  elects  the Joint  and 100%  Surviving
                  Spouse Annuity, but does not elect the Pop-Up Feature, then the amount payable for the life of the Participant shall be equal to the Pension otherwise payable to the Participant, in the absence of an election under this paragraph, reduced by the appropriate factor in Table G, and the Participant's surviving spouse shall receive for life a surviving spouse annuity equal to the amount payable to the Participant.
            "(iii)If  a   Participant   elects  the  Joint  and  100%
                  Surviving Spouse Annuity and further elects the inclusion of the Pop-Up Feature, then the amount payable to the Participant during the period that the Participant and his spouse are both alive shall be the Pension otherwise payable to the Participant, in the absence of an election under this paragraph, reduced by the appropriate factor in Table H; the amount payable to the Participant during any period subsequent to the death of his spouse

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                  shall  be  equal  to  the  Pension
                  otherwise payable to the Participant in the absence of an election under this paragraph; and the Participant's surviving spouse shall receive for life a surviving spouse annuity equal to the amount payable to the Participant during the period that the Participant and his spouse were both alive."

      "H.   Level Income Option
           "(i)  A  Participant  who is eligible to commence  receipt of a pension and whose Annuity Starting Date precedes his attainment of the age at which he is eligible to receive unreduced Social Security benefits may elect to receive his Pension under the Level Income Option and may further elect as a Leveling Month, for purposes of subparagraph (ii), either the month following the month in which he attains age 62 or the earliest month for which he is eligible to receive unreduced Social Security benefits. The election of the Level Income Option may be made in addition to an election under Paragraph 6 D, 6 E, 6 F, or 6 G. Such election must be made not less than 30 days nor more than 90 days prior to the Participant's Annuity Starting Date and must be in writing on a form furnished by and filed with the Plan Administrator.
           "(ii) If a Participant elects the Level Income Option, the amount payable to the Participant during the period commencing with his Annuity Starting Date and ending with the month prior to the Leveling Month shall be

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                  increased  and  the  amount  payable  during  the  period
                  commencing with the Leveling Month and ending in the month of the Participant's death shall be decreased from the Pension otherwise payable to the Participant, based on factors specified in Table I. The present value of the benefits payable under the Level Income Option shall be equal to the present value of the Pension otherwise payable to the Participant, determined on the actuarial bases specified in Table I.
           "(iii) The amounts  payable  under the Level Income Option shall be determined on the basis of an estimate of the Social Security benefit that the Participant would be eligible to commence to receive in the Leveling Month so that the amount payable for the month next preceding the Leveling Month shall be approximately equal to the sum of the amount payable for the Leveling Month plus the estimated Social Security benefit commencing in the
                  Leveling   Month,   without   taking  into   account  any
                  prospective  Cost  of  Living   Adjustment   pursuant  to
                  Paragraph 24 C.
            "(iv) The  amount  payable to the  Participant  under the Level
                  Income   Option   shall   not  be   adjusted   after  the
                  Participant's Annuity Starting Date, and prior to the Leveling Month, regardless of any difference between the estimate taken into account in the determination thereof and the Social Security benefits actually paid to or payable to the Participant and regardless of whether the
                  Participant   elects  to  commence   to  receive

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                  Social Security  benefits in any month  other than the
                  Leveling Month.Commencing in the Leveling Month, the amount payable to a Participant shall be reduced by an amount
                  equal  to  the  product  of  (1)  the  estimated   Social
                  Security benefit taken into account for purposes of Paragraph 6 H(ii) and (2) a fraction, the numerator of which shall be the amount payable to the Participant in the month next preceding the Leveling Month, taking into account any Cost of Living Adjustments pursuant to Paragraph 24 C, and the denominator of which shall be
                  the   amount   determined   to  be   payable  as  of  the
                  Participant's Annuity Starting Date, in accordance with Paragraph 6 H(ii).
           "(v)  In the event  that a  Participant  who  elects to receive his Pension under the Level Income Option has also made an election under Paragraph 6 D, 6 E, 6 F, or 6 G, then
                  the  amount  of  Pension   taken  into   account  in  the
                  determination under Paragraph 6 H(ii) shall be the amount payable to the Participant after giving effect to his election under Paragraph 6 D, 6 E, 6 F, or 6 G, as applicable. In such event, the Participant's election to receive his Pension under the Level Income Option shall have no effect on the amount payable to his surviving spouse or beneficiary under any other election he has made. In the event that the amount payable to a Participant who has elected to receive his Pension under the Level Income Option and also made an election under Paragraph 6 G(iii) is increased on account of the death of his spouse,

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                  the  amount  of such  increase  shall be
                  disregarded for purposes of Paragraph 6 H(iv)."

6. Effective July 1, 1996, Paragraph 8 D(ii) is amended by deleting from the first sentence the comma (,) and all that follows the phrase "Management Plan", by inserting in lieu thereof a period (.), and by inserting immediately after the first sentence, as so amended, the following new sentence:
   "No portion of such period shall constitute Service for accrual or computation of benefits under the Management Plan, except that with respect to leaves for maternity or paternity reasons granted after July 1, 1996 the first six (6) months of absence from work shall constitute Service for accrual and computation of benefits; provided that the Participant returns to active employment for a period equal to the lesser of the leave or six (6) months."

7. Effective January 1, 1997, Paragraph 10 B is amended by deleting the second sentence and by inserting in lieu thereof the following two new sentences:
   "In the event that a pension, deferred pension, or annuity shall have a present value of $3,500 or less, such present value shall be paid in a single lump sum to the Participant or surviving spouse, in lieu of the pension, deferred pension, or annuity otherwise payable. Effective January 1, 1997, the calculation of the present value of a pension, deferred pension, or annuity, for the purpose of the foregoing sentence, shall be made on the basis of the Consolidated RPA 94 Lump Sum Conversion Factor for the Participant"s age, as in effect for the month in which payment is to be made; provided, however, that the resulting amount shall not be less than the present value of the annual pension determined in accordance with

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   Paragraph 10 A, taking into account only the Participant's employment and Annual Basic Straight-Time Compensation prior to January 1, 1997, calculated on the basis of the lump sum factors set forth in Table B and the Participant"s age as of the date of determination."

8. Effective January 1, 1997, Paragraph 10 B(5)(ii) is amended in its entirety to read as follows:
   "(ii) Effective January 1, 1997, a surviving spouse entitled under Paragraph 6 B(ii) to receive a preretirement survivor benefit shall receive an immediate lump sum payment equal to fifty percent (50%) of the Cash-Out, determined in accordance with Paragraph 10 B(9)(a), that the deceased would have received, if he had terminated employment and elected a Cash-Out on the date of his death. If the lump sum amount determined in accordance with the foregoing sentence exceeds $3,500, it shall not be paid unless the surviving spouse consents to such payment in writing, on a form provided by the Plan Administrator. If the consent of the surviving spouse is required for the payment of a lump sum amount and the surviving spouse does not consent to such payment, then he or she shall receive an annuity. Unless the surviving spouse elects otherwise, such annuity shall commence on the first day of the month following the Participant's death and the amount thereof shall determined by dividing the lump sum amount payable to the surviving spouse, in accordance with the first sentence of this subparagraph, by an annuity conversion factor determined on the basis of the Section 417(e) Mortality Table, the Adjusted Section 417(e) Interest Rate and the surviving spouse's age as of the month of determination. If the surviving spouse elects to defer the commencement of such annuity, the amount thereof shall be increased so that the deferred annuity commencing on the date elected by the surviving spouse is of equivalent actuarial value to the immediate


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   annuity  otherwise  payable,  on the basis of the Section 417(e)  Mortality
   Table and the Section 417(e) Interest Rate."

9. Effective January 1, 1997, Paragraph 10 B(9) is amended in its entirety to read as follows:
         "(a) The Cash-Out is a lump sum payment representing the present value of the deferred pension payable to the Participant at Normal Retirement Date. Effective January 1, 1997, the amount of a Cash-Out will be the greater of (i) the product of the deferred pension amount determined in accordance with Paragraph 10 B(7) and the Consolidated RPA 94 Lump Sum Conversion Factor, as in effect for the Participant's Annuity Starting Date, for the Participant s age in such month, or (ii) the product of the deferred pension amount determined in accordance with Paragraph 10 B(7), taking into account only the Participant's employment and Annual Basic Straight-Time Compensation prior to January 1, 1997, and the factor in Table B for the Participant's age as of his Annuity Starting Date. For the purpose of the foregoing sentence, a Participant's age in any month shall be his age on the birthday nearer in time to the first of such month."

        " (b) In lieu of the Cash-Out, the Participant may receive an immediate annuity, commencing in the month in which the Cash-Out would otherwise have been payable. The amount of such immediate annuity shall be the greater of (i) the amount determined by dividing the Cash-Out, computed in accordance with Paragraph 10 B(9)(a)(i), by an annuity
               conversion   factor


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               determined   on  the   basis   of  the
               Section 417(e) Mortality Table, the Adjusted Section 417(e) Interest Rate, and the Participant's age as of the month of determination; or (ii) the product of the deferred pension
               amount determined      for     the      purpose      of
               Paragraph 10 B(9)(a)(ii) and a reduction factor for early commencement based on the same mortality and interest assumptions used for Table B and the Participant's age as of the month of determination."

10.Effective December 1, 1996, the caption "Ten Year Certain Optional
   Pension" for Paragraph 10 B(10) is deleted and in lieu thereof the caption "Optional Twelve Year Certain Pension and Level Income Pension" is
   inserted and Paragraph 10 B(10) is amended in its entirety to read as follows:
         "(i) The Pension payable to a Participant who elects an optional form of Pension pursuant to Paragraph 6 D, 6 E, 6 F, or 6 G shall be the Pension determined by the appropriate subsection of Paragraph 10 B above, multiplied by the appropriate factor in Table C, D, G, or H, as applicable. In the case of Table C, the factor shall correspond to the Participant's age at his Annuity Starting Date. In the case of Tables D, G, and H, the factor shall correspond to the ages of the Participant and the Participant's spouse as of the Participant's Annuity Starting Date.
         "(ii)  The  Pension   payable  to  a  Participant   who  has  elected
               the Level Income Option pursuant to Paragraph 6 H shall be the Pension determined by the appropriate


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               subsection of Paragraph
               10 B above, then adjusted in accordance with Paragraph 10 B(10)(i), if applicable, and then further adjusted as follows:
               (A) For the period commencing with the Participant's Annuity Starting Date and ending with the month prior to the Leveling Month, by adding an amount equal to the product of:
               (I) the Participant's estimated Social Security benefit, and
               (II) a fraction, the numerator of which is the factor in Table I corresponding to the Participant's age at his Annuity Starting Date and the denominator of which is the factor in Table I corresponding to the Participant's age in the Leveling Month, provided, however, that if the product of item (I) and item (II) is less than the excess, if any, of the Participant's estimated Social Security benefit over his Pension as determined prior to any adjustment under this clause (A), then there shall be substituted for such product an amount equal to the product of:
               (III) the Pension payable to the Participant at his Annuity Starting Date prior to any adjustment under this clause (A), and
               (IV) a fraction, the numerator of which is the factor in Table I corresponding to the Participant's age at his Annuity Starting Date and the denominator of which is the excess of
               (x) the factor in Table I corresponding to the Participant's age in the Leveling Month over (y) the factor in Table I corresponding to the Participant's age at his Annuity Starting Date.


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               (B) For the period commencing with the Leveling Month, by
               subtracting from the Pension amount, as adjusted in accordance with clause (A), the amount of the Participant's estimated Social Security benefit, provided, however, that the resulting amount shall not be less than zero.
               For the purpose of this subparagraph, the term "estimated Social Security benefit" shall refer to the Social
               Security benefit expected to be payable to the Participant, commencing in the Leveling Month, determined on the basis of the Social Security Act as in effect on the Participant's Annuity Starting Date, taking into account the Participant's actual earnings during his period of employment with the Company, estimating his earnings for years prior to his employment with the Company by discounting his earnings in his first year of employment with the Company by the national average earnings factors developed by the Social Security Administration, and assuming that he will have no earnings subsequent to his Annuity Starting Date. The term Leveling Month shall refer to the month elected by the Participant in accordance with Paragraph 6 H(i)."

11.Effective January 1, 1997, Paragraph 11 A is amended by deleting the paragraph that begins with the phrase "Actuarial equivalent ..." and by inserting in lieu thereof the following new paragraph:
   "Effective January 1, 1997, for the purpose of this Paragraph, actuarial equivalence shall be determined on the basis of the Section 417(e) Mortality Table and an interest rate of 5%, except that the actuarial equivalent of a benefit payable in the form of a lump sum shall be


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   determined on the basis of the Section 417(e) Mortality Table and the
   Section 417(e) Interest Rate."

12.Effective December 1, 1996, Paragraph 12 A(1) is amended by deleting the period (.) at the end of the third paragraph and by inserting in lieu thereof the new phrase ", or in accordance with the provisions of Paragraph 6 H, as applicable to a Participant who has elected the Level Income Option."

13. Effective January 1, 1997, Paragraph 24 G is deleted in its entirety.

14.Effective December 1, 1996, Table C and Table D are amended by deleting from the caption of each such table the phrase "10 Year Certain" and by inserting in lieu thereof the new phrase "12 Year Certain ".

15.Effective December 1, 1996, the Plan is amended by appending at the end thereof new Tables G, H, and I, as attached hereto.

      IN WITNESS WHEREOF, the undersigned has subscribed his name to this instrument this ____ day of _______, 1997.

                                          ____________________________
                                          Richard P. Cowie
                                          Vice President-Employee Relations
                                          Consolidated Edison Company
                                          of New York, Inc.


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